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                                                                    EXHIBIT 99.1


                         CERTIFICATION OF ANNUAL REPORT


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Arnold H. Brackenridge, President, Chief Executive Officer and Chief Operating Officer of TransTexas Gas Corporation (the "Company") and Ed Donahue, Vice President, Chief Financial Officer and Secretary of the Company, certify that to his knowledge:

     1. The Annual Report on Form 10-K of the Company for the year ended January 31, 2003, as filed with the Securities and Exchange Commission on May 1, 2003 and amended by Form 10-K/A filed on June 2, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




June 2, 2003                             /s/ ARNOLD H. BRACKENRIDGE
                                    --------------------------------------------
                                                Arnold H. Brackenridge
                                         President, Chief Executive Officer and
                                                Chief Operating Officer





June 2, 2003                                    /s/ ED DONAHUE
                                    --------------------------------------------
                                                  Ed Donahue
                                         Vice President, Chief Financial Officer
                                                 and Secretary